Summary Prospectus November 1, 2013

JPMorgan Investor Growth Fund

Class/Ticker:     A/ONGAX     B/OGIGX     C/OGGCX      Select/ONIFX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/funddocuments. You can also get this information at no cost by calling 1-800-480-4111 or by sending an e-mail request to Funds.Website.Support@jpmorganfunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated November 1, 2013, are incorporated by reference into this Summary Prospectus.

What is the goal of the Fund?

The Fund seeks long-term capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 37 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class B	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases as % of the Offering Price	4.50%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	5.00%	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Select Class
Management Fees	0.05%	0.05%	0.05%	0.05%
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75	NONE
Other Expenses	0.46	0.46	0.45	0.46
Shareholder Service Fees	0.25	0.25	0.25	0.25
Remainder of Other Expenses	0.21	0.21	0.20	0.21
Acquired Fund Fees and Expenses (Underlying Fund)	0.97	0.97	0.97	0.97

Total Annual Fund Operating Expenses	1.73	2.23	2.22	1.48
Fee Waivers and Expense Reimbursements[1]	(0.37)	(0.12)	(0.11)	(0.37)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	1.36	2.11	2.11	1.11

1	The Fund’s adviser, administrator and distributor (the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses (Underlying Fund), dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.39%, 1.14%, 1.14% and 0.14% of the average daily net assets of the Class A, Class B, Class C and Select Class Shares, respectively. This contract cannot be terminated prior to 11/1/14 at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/14 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	582	936	1,313	2,370
CLASS B SHARES ($)	714	986	1,384	2,429
CLASS C SHARES ($)	314	684	1,180	2,546
SELECT CLASS SHARES ($)	113	432	773	1,737

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	582	936	1,313	2,370
CLASS B SHARES ($)	214	686	1,184	2,429
CLASS C SHARES ($)	214	684	1,180	2,546
SELECT CLASS SHARES ($)	113	432	773	1,737

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund is a “Fund of Funds.” The Fund’s main investment strategy is to invest in other J.P. Morgan Funds (underlying funds). Because this is a growth fund, the majority of the Fund’s assets will be invested in J.P. Morgan equity funds including J.P. Morgan international equity funds and J.P. Morgan specialty funds, although a portion of its assets also will be allocated to J.P. Morgan income funds and J.P. Morgan money market funds. J.P. Morgan specialty funds include funds that use market neutral strategies or that have exposure to alternative equity asset classes such as real estate investment trusts (REITs) or commodities. Generally, the Fund’s allocation strategy is to achieve a long-term risk/return profile similar to a fund that invests 90% in equity securities and 10% in income securities.

The Fund’s adviser, J.P. Morgan Investment Management Inc. (JPMIM or the adviser) allocates the Fund’s investments in the underlying funds based on an evaluation of three components: fund selection, tactical asset allocation and strategic asset allocation. The adviser determines the strategic weight for each asset class represented by the underlying funds by using three to five-year and 10 to 15-year outlooks. Taking a long term approach, the adviser focuses on making investments that it believes will perform well over time while maintaining a level of volatility similar to the Investor Growth Composite Benchmark and its Lipper peer group.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Investments in Mutual Funds Risk. The Fund invests in other J.P. Morgan Funds as a primary strategy, so the Fund’s investment performance and risks are directly related to performance and risks of the underlying funds. Shareholders will indirectly bear the expenses charged by the underlying funds. Because the Fund’s adviser or its affiliates provide services to and receive fees from the underlying funds, the Fund’s investments in the underlying funds benefit the adviser and/or its affiliates. In addition, the Fund may hold a significant percentage of the shares of an underlying fund. As a result, the Fund’s investments in an underlying fund may create a conflict of interest.

Equity Securities Risk. Certain underlying funds invest in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the underlying fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the underlying fund’s securities goes down, the Fund’s investment in the underlying fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Income Securities Risk. Certain underlying funds invest in income securities that will change in value based on changes in interest rates and are subject to the risk that a counterparty will fail to make payments when due or default. If rates rise, the value of these investments drops. Given the historically low interest rate environment, risks associated with rising rates are heightened. Certain underlying funds invest in mortgage-related and asset-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. The risk of default for “sub-prime” mortgages is generally higher than other types of mortgage-back securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities. These securities are also subject to prepayment and call risk. In periods of declining interest rates, the underlying fund may be subject to contraction risk which is the risk that borrowers will increase the rate at which they prepay the maturity value of mortgages and other obligations. When mortgages and other obligations are prepaid and when securities are called, the underlying fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividend and yield. In periods of rising interest rates, the underlying fund may be subject to extension risk which is the risk that the expected maturity of an obligation will lengthen in duration due to a decrease in prepayments. As a result, in certain interest rate environments, the underlying fund may exhibit additional volatility. Some of the underlying funds invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac)). Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of principal and interest. Securities issued by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support.

Index Funds Risk. Index funds are not actively managed and are designed to track the performance and holdings of a specified index. Securities may be purchased, held and sold by an index fund at times when an actively managed fund would not do so. There is also the risk that the underlying fund’s performance may not correlate with the performance of the index.

Foreign Securities and Emerging Markets Risk. Underlying funds that invest in foreign currencies, foreign issuers and foreign securities (including depositary receipts) are subject to additional risks including political and economic risks, greater volatility, civil conflicts and war, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, liquidity risks, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the underlying fund may not receive timely payment for securities or other instruments it has delivered and may be subject to increased risk that the counterparty will fail to make payments when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.”

Strategy Risk. A primary risk of some of the underlying funds is to invest in common stock considered to be attractive and to sell short securities considered to be unattractive. This strategy involves complex securities transactions that require the underlying fund to borrow securities. The underlying fund may not be able to borrow a security it wishes to sell short or may have to purchase a borrowed security in the market to return it to the lender at a disadvantageous time or price. Losses on short sales are potentially unlimited because there is no upward limit on the price a borrowed security could attain.

Smaller Companies Risk. Some of the underlying funds invest in securities of smaller companies which may be riskier, more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies.

High Yield Securities Risk. Some of the underlying funds invest in securities and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments (known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and potential illiquidity.

Convertible Securities Risk. Some of the underlying funds invest in convertible securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

Commodity Risk. Certain underlying funds have exposure to commodities. Exposure to commodities, commodity-related securities and derivatives may subject an underlying fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. In addition, to the extent that an underlying fund gains exposure to an asset through synthetic replication by investing in commodity-linked investments rather than directly in the asset, it may not have a claim on the applicable underlying asset and will be subject to enhanced counterparty risk.

Derivatives Risk. The underlying funds may use derivatives. Derivatives may be riskier than other investments because they may be sensitive to changes in economic and market conditions and could result in losses that significantly exceed the original investment. Many derivatives create leverage thereby causing the underlying fund to be more volatile than they would be if they had not used derivatives. Derivatives also expose the underlying funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligation), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.

Inflation-Managed Strategy Risk. The underlying funds may use inflation-managed strategies including using swaps that are based on the Consumer Price Index for all Urban Consumers (CPI-U) in combination with a core portfolio of fixed income securities to create the equivalent of a portfolio of inflation-protected fixed income securities. There is no guarantee that the use of derivatives and debt securities will mimic a portfolio of inflation-protected bonds or reflect the actual rate of inflation. In addition, some of the underlying funds may make direct investments in inflation-protected securities. Unlike conventional bonds, the principal or interest of inflation-protected securities such as Treasury Inflation Protected Securities (TIPS) is adjusted periodically to a specified rate of inflation (e.g., CPI-U). There can be no assurance that the inflation index used will accurately measure the actual rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

Real Estate Securities Risk. Certain underlying funds are highly concentrated in real estate securities, including REITs. These securities are subject to the same risks as direct investments in real estate and mortgages, which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors and, in the case of mortgages, credit risk, prepayment risk and extension risk. In addition, investments in REITs are subject to risks associated with the management skill and credit worthiness of the issuer and underlying funds will indirectly bear their proportionate share of expenses, including management fees, paid by each REIT in which they invest in addition to the expenses of the underlying funds. Certain underlying funds are highly concentrated in real estate securities, including REITS.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns for the past one year, five years, and ten years. The table compares that performance to the Russell 3000 Index and the Barclays U.S. Intermediate Aggregate Index, both broad-based securities market indexes, and the composite benchmark of unmanaged indexes that correspond to the Fund’s model allocation, and the Lipper Multi-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111. The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower.

Best Quarter	2nd quarter 2009	16.45%
Worst Quarter	4th quarter 2008	–18.66%

The Fund’s year-to-date total return through 9/30/13 was 17.28%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2012)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A SHARES
Return Before Taxes	10.01%	0.78%	6.85%
Return After Taxes on Distributions	9.86	0.37	6.29
Return After Taxes on Distributions and Sale of Fund Shares	6.76	0.55	5.85
CLASS B SHARES
Return Before Taxes	9.58	0.73	6.81
CLASS C SHARES
Return Before Taxes	13.61	1.11	6.69
SELECT CLASS SHARES
Return Before Taxes	15.47	1.94	7.60
RUSSELL 3000 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	16.42	2.04	7.68
BARCLAYS U.S. INTERMEDIATE AGGREGATE INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	3.56	5.39	4.80
INVESTOR GROWTH COMPOSITE BENCHMARK
(Reflects No Deduction for Fees, Expenses or Taxes)	15.12	2.56	7.51
LIPPER MULTI-CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	16.15	1.53	7.62

After-tax returns are shown only for Class A Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Bala Iyer	1996	Managing Director
Ove Fladberg	2010	Executive Director
Michael Loeffler	2005	Vice President

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$500
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

Class B Shares are no longer available for new purchases. Existing shareholders can still reinvest their dividends and exchange their Class B Shares for Class B Shares of other Funds.

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SPRO-INVG-ABCS-1113